CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and "Financial Statements" and to the use of our report dated February 19, 2003, with respect to the financial statements of Annuity Investors Life Insurance Company, and February 28, 2003, with respect to the financial statements of Annuity Investors Variable Account C, in Post-effective Amendment No. 1 (Form N-4 No. 333-88302) and Post-effective Amendment No. 3 (Form N-4 No. 811-21095) to the Registration Statements and related Statement of Additional Information of Annuity Investors Variable Account C filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 25, 2003